Exhibit 99.1

中正達會計師事務所 Centurion ZD CPA & Co. Certified Public Accountants (Practising)

April 30, 2019

U.S. Securities & Exchange Commission

100 F Street, NE

Washington, DC 20549

U.S.A.

Ladies and Gentlemen:

We have read Item 4.01 of this Form 8-K of NF Energy Saving Corporation dated and filed with the Securities and Exchange Commission on April 30, 2019, and are in agreement with the statements concerning our firm.

Very truly yours

/s/ Centurion ZD CPA & Co.

Centurion ZD CPA & Co.

Hong Kong, China